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                             MASTER PROMISSORY NOTE

          FOR VALUE RECEIVED, PPI CAPITAL GROUP, INC, a Utah corporation ("Borrower"), promises to pay to MARK A. SCHARMANN, an individual ("Lender"), or order, the principal amount set forth on Schedule A (and any amendments thereto), with interest on the unpaid principal balance at ten percent (10%) per annum (the "Obligation").

1.  Master Note Agreement.
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     This Note shall constitute a "Master Note" under which Lender may make periodic advances to Borrower as set forth on Schedule A (and any amendments thereto). Borrower agrees that the records of Lender shall serve as prima facia evidence as to the unpaid and funded principal balance of this Note, in the event that it should become necessary for Lender to (a) commence an appropriate action seeking to collect the unpaid principal funded balance of this Note and interests, costs, and attorney's fees in any court of competent jurisdiction or (b) elect to convert all or a portion of the Obligation to equity securities of the Borrower at a rate determined by as set forth in paragraph 2(d) below.

2.  Interest, Term and Payment.
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     The principal  shall bear interest on the balance at  10% per annum from and after the date thereof until satisfied in full. The Obligation, is due and payable as follows:

     (a) The Obligation is due on demand, unless modified by Lender pursuant to written notice thereof or such other agreement as may be entered into between Lender and Borrower with respect thereto;

     (b) Borrower may, but is not obligated to, make periodic payments in part or full payment of the Obligation.

     (c) The entire amount of the Obligation will be due immediately upon the expiration of the notice of default given to Borrower from Lender in the event of default by Borrower as hereinafter provided.

     (d) Notwithstanding the forgoing, at the election of Lender the Borrower may satisfy its entire obligation for the payment of the principal hereunder by the issuance and delivery of one or more shares of Common Stock of the Borrower at the rate of one share of common stock par value $0.001 for every $0.01 of outstanding principal and accrued interest of the Note.

3.  Application of Payments.
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     Unless applicable law provides otherwise, all payments received by Lender shall be applied by Lender first in payment of interest payable, next to the principal.

4.  Events of Default.
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     Upon the occurrence and during the continuance of any one or more of the events hereinafter enumerated, Lender may forthwith or at any time thereafter during the continuance of any such event, by notice in writing to Borrower, declare the unpaid balance of the principal and interest then accrued to be immediately due and payable, and the principal and interest shall become and shall be immediately due and payable without presentation, demand, protest, notice of protest, or other notice of dishonor, all of which are hereby expressly waived by Borrower, such events being as follows:

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     (a) Default in the payment of the principal and interest or any portion thereof when the same shall become due and payable, whether at maturity as therein expressed, by acceleration, or otherwise, unless cured within fifteen
(15) days after notice thereof by the Lender to Borrower;

     (b) Borrower shall file a voluntary petition in bankruptcy or a voluntary petition seeking reorganization, or shall file an answer admitting the jurisdiction of the court and any material allegations of an involuntary petition filed pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof, or shall be adjudicated bankrupt, or shall make an assignment for the benefit of creditors, or shall apply for or consent to the appointment of any receiver or trustee for Borrower, or of all or any substantial portion of its property, or Borrower shall make an assignment to an agent authorized to liquidate any substantial part of its assets; or

     (c) An order shall be entered pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof approving an involuntary petition seeking reorganization of Borrower, or an order of any court shall be entered appointing any receiver or trustee of or for Borrower, or any receiver or trustee of all or any substantial portion of the property of Borrower, or a writ or warrant of attachment or any similar process shall be issued by any court against all or any substantial portion of the property of Borrower, and such order approving a petition seeking reorganization or appointing a receiver or trustee is not vacated or stayed, or such writ, warrant of attachment, or similar process is not released or bonded within 60 days after its entry or levy.

5.  Procedure on Default.
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     Upon the occurrence of an event of default, and at any time thereafter,
Lender may elect to declare the entire Obligation immediately due and payable. In the event of default in the payment of said Obligation when due or declared due, after expiration of notice of default, Lender shall have all the rights and remedies of a secured party and shall be entitled to avail itself of all such other rights and remedies that may now or hereafter exist at law or in equity for the collection of the Obligation and the enforcement of the covenants herein and the foreclosure of the security interest created hereby and resort to any remedy provided hereunder or provided by the Utah Uniform Commercial Code, or by any other law of the state of Utah.

6.  Waivers and Assent to Extension, Indulgence, or Release.
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     Borrower hereby waives presentment, demand, notice, protest, notice of protest, or enforcement of this Note, assents to any extensions or postponements of the time of payment or any other indulgence and to the addition or release of any other party or person primarily or secondarily liable. None of the rights and remedies of the Lender hereunder are to be waived or affected by failure or delay to exercise them. All remedies conferred on Lender under this Note shall be cumulative and none is exclusive. Such remedies may be exercised concurrently or consecutively at Lender's option.

7.  Attorneys' Fees.
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     If this Note is placed with an attorney for collection, or if suit be instituted for collection, or if any other remedy permitted by law is pursued by Lender, because of any default in the terms and conditions herein, then in such event, the undersigned agrees to pay reasonable attorneys' fees, costs, and other expenses incurred by Lender in so doing.


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8.  Governing Law.
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     This Note shall be governed by and construed and enforced in accordance with the laws of the state of Utah.

                                            BORROWER:

                                            PPI CAPITAL GROUP, INC.


DATE: May 1,  1999                          By:/S/ David Knudson

                      Its Duly Authorized Officer